Legg Mason Equity Funds

Legg Mason Value Trust, Inc.
Legg Mason Total Return Trust, Inc.
Legg Mason Special Investment Trust, Inc.
Legg Mason American Leading Companies Trust
Legg Mason Balanced Trust
Legg Mason U.S. Small-Capitalization Value Trust


Supplement to the Prospectus dated July 31, 1999


The first full paragraph on page 23 of the Prospectus is replaced in it entirety with the following:


James B. Hagerty, CFA, Dale H. Rabiner, CFA and Woodrow H.
Uible, CFA jointly manage Balanced Trust. All are senior portfolio mangers of Bartlett. Mr. Hagerty has been employed by Bartlett since 1994 and has responsibility for the equity selection process for the Private Client Group at Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Managing Director of its Fixed Income Group. Mr. Uible has been employed by Bartlett since
1980, and is a member of Bartlett's Management Committee. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes.


This Supplement is dated December 8, 1999.